SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 21, 1998
                                                        ----------------

                            United Bankshares, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)


         West Virginia                     0-13322                55-0641179
         -------------                     -------                ----------
(State or other jurisdiction of          (Commission           (I.R.S. Employer
 incorporation or organization)           File No.)          Identification No.)


         300 United Center
         500 Virginia Street, East
         Charleston, West Virginia                                        25301
         -------------------------                                        -----
  (Address of principal executive offices)                              Zip Code


                                 (304) 424-8761
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)


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Item 5.  Other Events
---------------------

         On January 21, 1998, United Bankshares, Inc. announced earnings for the three months and year ended December 31, 1997. A copy of the press release is filed as Exhibit 99.1 to this report.

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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits
         --------
         99.1 Press release dated January 21, 1998, announcing United's earnings for the three months and year ended December 31, 1997.


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